UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2015

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and the exhibits attached hereto and incorporated by reference herein contain forward-looking statements of ARIAD Pharmaceuticals, Inc. that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K and the exhibits attached hereto, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about our selected estimated and unaudited financial results for year-end 2014; our key strategic objectives for 2015; the timing and results of our preclinical and clinical trials; and our plans to achieve sustained profitability.  These “forward-looking statements” are based on management’s good-faith expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These factors, risks and uncertainties include, but are not limited to, our ability to meet anticipated clinical trial commencement and completion dates for our products and product candidates and to move new development candidates into clinical trials; our ability to secure a partnership for brigatinib (AP26113);  difficulties or delays in filing for approvals and obtaining regulatory and pricing and reimbursement approvals to market our products; our ability to successfully commercialize and generate profits from sales of Iclusig®; competition from alternative therapies; our reliance on the performance of third-party manufacturers and specialty pharmacies for the distribution of Iclusig; the occurrence of adverse safety events with our products and product candidates; the ability of our regional commercialization and distribution partners to perform as required; preclinical data and early-stage clinical data that may not be replicated in later-stage clinical studies; the costs associated with our research, development, manufacturing and other activities; the enrollment, conduct, timing and results of pre-clinical and clinical studies of our product candidates; the adequacy of our capital resources and the availability of additional funding; and other factors detailed in our public filings with the U.S. Securities and Exchange Commission. The information contained in this Form 8-K and the exhibits attached hereto are believed to be current as of the date of original issue. After the date of these documents, we do not intend to update any of the forward-looking statements to conform these statements to actual results or to changes in management’s expectations, except as required by law.

ITEM 2.02      Results of Operations and Financial Condition.

On January 13, 2015, ARIAD Pharmaceuticals, Inc. (“ARIAD” or the “Company”) issued a press release in which it announced selected preliminary financial results for the fiscal year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1. The information under the heading “2014 Key Financial Results” in the press release is incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

The Company has not completed its financial close process for the year. During the course of that process, the Company may identify items that would require it to make adjustments, which may be material, to the selected preliminary financial information presented in the press release. As a result, the preliminary financial estimates included in the press release constitute forward-looking information and are subject to risks and uncertainties, including possible adjustments to preliminary operating and other financial results.

ITEM 7.01       Regulation FD Disclosure.

In the press release dated January 13, 2015, the Company also announced key strategic objectives for 2015, details of which will be presented at the 33rd Annual J.P. Morgan Healthcare Conference on January 14, 2015 in San Francisco (the “J.P. Morgan Conference”).  These objectives are focused on expanded commercial, research and development, and new business development initiatives that together are expected to lead ARIAD to sustained profitability beginning in 2018 without the need for additional equity capital to fund operations.

These objectives include:

  Expanding the global commercial opportunity for Iclusig through a Japan/Asia partnership with Otsuka Pharmaceutical Co., Ltd., and additional regional distributorships,
  Leveraging its existing commercial infrastructure and investment, particularly in Europe,
  Securing a broad co-development and co-commercialization partnership for brigatinib (AP26113) that will accelerate the study of brigatinib in earlier lines of treatment,
  Investing in three randomized clinical trials to evaluate Iclusig in earlier lines of treatment and potentially to expand its addressable market,
  Advancing its new development candidate, AP32788, into the clinic, and
  Achieving sustained profitability in 2018 by reaching global product revenue of more than $400 million.

In the press release dated January 13, 2015, the Company also provided an update on its Iclusig, brigatinib (AP26113) and newly announced AP32788 programs, as well as information on its plan for profitability and its presentation at the J.P. Morgan Conference.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein, other than the information under the captions “2014 Key Financial Results” and “About Iclusig (ponatinib) tablets, ” is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

In addition, a copy of the Company’s presentation at the J.P. Morgan Conference is attached as Exhibit 99.2 to this Current Report on Form 8-K, and the information contained therein is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

ITEM 9.01      Financial Statements and Exhibits

(d)   The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated January 13, 2015.

99.2	ARIAD Pharmaceuticals, Inc. Presentation for the 33rd Annual J.P. Morgan Healthcare Conference dated January 14, 2015.

The press release contains hypertext links to information on our websites. The information on our websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

The press release and investor presentation are being furnished pursuant to Items 2.02 and/or 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	January 13, 2015

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